Contingencies	12 Months Ended
Dec. 31, 2023
Contingencies [Abstract]
Contingencies [Text Block]

24Contingencies

Accounting policies
Contingent liabilities

A contingent liability is a liability of uncertain timing and amount. Contingencies are not recognized in the balance sheet because they are dependent on the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the company or because the risk of loss is estimated to be possible but not probable or because the amount cannot be measured reliably. Pursuant to IAS 37, Provisions, Contingent Liabilities and Contingent Assets, certain information is not disclosed for legal proceedings for which the company concludes that disclosure can be expected to seriously prejudice the outcome of the matter.

Contingent assets

Contingent assets are disclosed if the inflow of economic benefits is probable, but not virtually certain. If the inflow of economic benefits becomes virtually certain, the asset would be considered no longer contingent and its recognition appropriate. Contingent assets are assessed continually and require management to apply judgment, especially to estimate the likelihood of the inflow of economic benefits.

Financial guarantees

Philips’ policy is to provide guarantees and other letters of support only in writing. Philips does not stand by other forms of support. The company recognizes a liability at the fair value of the obligation at the inception of a financial guarantee contract. The guarantee is subsequently measured at the higher of the best estimate of the obligation or the amount initially recognized less, when appropriate, cumulative amortization.

Accounting estimates and judgments

Significant judgment is required to determine the likelihood of a potential outflow of resources. In addition, judgment is involved in determining whether the amount of an obligation can be measured with sufficient reliability. Contingencies involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties, governmental actions, tax and environmental remediation.

Guarantees

The total fair value of guarantees recognized on the balance sheet amounts to EUR nil million for both 2023 and 2022. Remaining off-balance-sheet business related guarantees on behalf of third parties and associates to EUR 2 million in 2023 (December 31, 2022: EUR 2 million).

Environmental remediation

The company and its subsidiaries are subject to environmental laws and regulations. Under these laws, the company and/or its subsidiaries may be required to remediate the effects of certain manufacturing activities on the environment.

Legal proceedings

The company and certain of its group companies and former group companies are involved as a party in legal proceedings, regulatory and other governmental proceedings, including discussions on potential remedial actions, relating to such matters as competition issues, commercial transactions, product liability, participations, and environmental pollution.

While it is not feasible to predict or determine the outcome of all pending or threatened legal proceedings, regulatory and governmental proceedings, the company is of the opinion that the cases described below may have, or have had in the recent past, a significant impact on the company’s consolidated financial position, results of operations and cash flows.

Public Investigations

In May 2023, the company reached a settlement with the US Securities and Exchange Commission (SEC) to resolve the SEC inquiry regarding alleged tender irregularities in the medical device industry in China, for which the company had recorded a provision of approximately EUR 60 million in 2022. The settlement reached was in line with the amount provided for. In addition, the previously disclosed SEC inquiry regarding alleged similar conduct in Brazil and Bulgaria has been discontinued. The US Department of Justice (DOJ) has closed its parallel inquiry into these matters.

In February 2023, the company received a statement of objections from the French Competition Authority (FCA) initiating a formal investigation to verify whether the company and certain other manufacturers of small domestic appliances breached antitrust rules in France in the period 2009-2014 through the alleged exchange of commercially sensitive information. The company filed its response to the statement of objections denying such allegations in May 2023 and is continuing to defend itself. The FCA is expected to organize a hearing and issue its decision in 2024. It is the company’s assessment that it is possible but not probable that this matter could lead to an outflow of economic resources. Given the uncertain outcome of the investigation and subsequent proceedings, the company is not able to reliably estimate the financial impact, if any, and no provision has been recognized as of December 31, 2023.

Respironics field action

On June 14, 2021, Philips’ subsidiary Philips RS North America LLC (Philips Respironics) issued a voluntary recall notification in the United States and field safety notice outside the United States for specific Philips Respironics CPAP, Bi-Level PAP, and mechanical ventilator devices (the “Recalled Devices”).

Consent decree

On August 26, 2021, the US Food and Drug Administration (FDA) commenced an inspection of the Philips Respironics manufacturing facility in Murrysville, Pennsylvania and provided Philips Respironics with its preliminary inspectional observations on November 9, 2021. Philips Respironics responded to the FDA's inspectional observations in December 2021, which described the actions already taken by the company, as well as additional planned actions. Philips Respironics is also providing periodic updates to the FDA on its progress for the planned actions. In July 2022, Philips started discussions with the DOJ, acting on behalf of the FDA on a consent decree that would, among other things, address compliance requirements for future sales, the resolution of the inspectional findings and the completion of the recall. On January 29, 2024, Philips announced that it agrees on the terms of a consent decree with the DOJ, representing the FDA. For further details please see Subsequent events.

DOJ investigation

On April 8, 2022, Philips Respironics and certain of Philips' subsidiaries in the US received a subpoena from the DOJ to provide information related to events leading to the Respironics recall. The relevant subsidiaries are cooperating with the investigation. The criminal and civil investigation is being conducted by the DOJ's Consumer Protection Branch and Civil Fraud Section, and the US Attorney’s Office for the Eastern District of Pennsylvania. Given the early stages of the investigation, the company is not able to reliably estimate the financial impact, if any.

Product liability claims

Following the voluntary recall notification, a number of civil complaints have been filed in several jurisdictions against Philips Respironics and certain of its affiliates (including the company) generally alleging economic loss, personal injury and/or the potential for personal injury allegedly caused by the Recalled Devices.

In the United States, consumer and commercial class action lawsuits have been filed alleging economic loss and medical monitoring claims. Individual personal injury lawsuits have also been filed. On October 8, 2021, a Multi-District Litigation (MDL) in the US District Court for the Western District of Pennsylvania was formed, and most of these class action and personal injury lawsuits have been consolidated in the MDL for pre-trial proceedings. As of December 31, 2023, plaintiffs have filed a consolidated economic loss class action complaint on behalf of device users, hospitals, and insurers and other third-party payers, a consolidated medical monitoring class action complaint on behalf of device users, and over 600 individual personal injury complaints. The company anticipates that the number of individual personal injury complaints will continue to increase in 2024.

On September 7, 2023, Philips Respironics reached agreement on a class action settlement in relation to the economic loss class action complaint, for which the company recorded a EUR 575 million provision in the first quarter of 2023. Under the agreement, which was preliminarily approved by the US District Court for the Western District of Pennsylvania on October 10, 2023, the Philips defendants will provide predefined cash awards to all eligible participants in the US depending on the type of device, extended warranties on all remediated devices provided as part of Respironics’ recall program, and an additional cash award if they return the Recalled Device to Philips Respironics. The settlement also provides for compensation for individuals who acquired replacement devices in the market after the recall and prior to the announcement of the settlement. The settlement also provides for compensation to private insurers and other third-party payers. The final cost of the settlement may vary based on, among other things, how many patients and other settlement class members participate in the settlement. The final approval hearing is scheduled for April 11, 2024.

In September 2022, the MDL court established a voluntary, court-approved census registry, and associated tolling, for potential claimants who have not filed claims, but may file claims in the future, relating to the Recalled Devices. The census registry replaced the private tolling agreement that had been in effect before the establishment of the census registry. At the time of termination, approximately 60,000 individuals had entered into the private tolling agreement. In the event these individuals wish to pursue or preserve their claims, they will need to file a lawsuit or register on the census registry. By December 31, 2023, approximately 57,000 individuals had joined the census registry. The company anticipates that the number of individuals on the census registry will increase in 2024. To better assess the claimed injuries and their relation, if any, to use of the Recalled Devices, Philips Respironics is working to require census registrants to supplement the information they are required to submit in the census registry established by the MDL court.

In Australia, a consumer class action lawsuit alleging personal injury was filed against the company’s subsidiary Philips Electronics Australia Ltd on October 4, 2021. In the course of 2022, the plaintiff in the case sought leave of the court to discontinue the class action citing that there is insufficient evidence to warrant the continuation of the class action and that since the issue of proceedings, Philips Respironics has been repairing, replacing, or (partially) refunding the devices which are the subject of the recall, meaning that any compensation relating to financial loss would be relatively confined. During the process for withdrawal of the case, a new lead plaintiff came forward in the second half of 2023 and is now continuing the class action.

Philips Respironics and certain of its affiliates (including the company) are also defendants in consumer class action lawsuits in Canada and Israel and collective actions in Chile, France and the Netherlands alleging economic loss and/or personal injury. In Canada, where various class actions had been filed, the court issued a decision on a carriage motion in April 2023, deciding that a class action filed in British Columbia may continue as a nationwide class action while defendants are seeking for all other class actions to be stayed.

While the company believes it is probable that these lawsuits will in the aggregate lead to an outflow of economic resources for Philips Respironics or other Philips entities, given the significant uncertainty regarding the nature of the relevant events and potential obligations, the company is not currently able to reliably estimate the amount of the obligation associated with these various lawsuits. The final outcome of the lawsuits and the cost to resolve them cannot currently be determined due to a number of variables, including uncertainty regarding the ultimate number of claimants and their allegations. Moreover, Philips Respironics has not yet completed its test and research program, including the additional testing requested by the FDA, for the Recalled Devices.

For the United States specifically, the lack of clarity around the nature of the specific injury each census registrant is claiming and its relation, if any, to use of the Recalled Devices contribute to the uncertainty. In addition, the MDL court has not yet decided several significant motions, and plaintiffs have not yet filed their motion for class certification in the medical monitoring action. Further, while document discovery has progressed, expert discovery has not yet begun, and the Court has not yet been asked to decide the question of whether any of the claimed injuries could have been caused by use of the Recalled Devices. An adverse outcome with respect to any or all of these lawsuits and/or any future claims could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

The company has product liability insurance in place that it expects to partially cover product liability-related cash outflows. Based on ongoing discussions with certain insurance carriers that took place during 2023, management of the company concluded that the likelihood of cash inflows changed to probable, but (consistent with prior periods) not virtually certain. Given the uncertainties associated with the cash outflows of the above claims and the applicable conditions of insurance coverage, no reliable estimate can be made or disclosed in relation to the expected insurance recovery.

Securities claims

On August 16, 2021, a securities class action complaint was filed against the company, its former CEO and its CFO in the US District Court for the Eastern District of New York alleging violations of the Securities Exchange Act of 1934 causing damage to investors. On January 3, 2022, the lead plaintiff in the case filed its amended complaint seeking to represent individuals that purchased Philips shares between February 23, 2016, through November 12, 2021. Following the filing and briefing of the company’s motion to dismiss in the first half of 2022, plaintiff filed a second amended complaint on November 30, 2022, naming an additional defendant and expanding the alleged damage period to include certain share price declines that were allegedly based on disclosures made in 2022. The second amended complaint now focuses on share price declines that allegedly occurred as a result of various disclosures starting on April 26, 2021 through October 2022. The company's motion to dismiss the second amended complaint was filed in the first quarter of 2023. As of December 31, 2023, that motion is still pending with the Court.

In the Netherlands, in addition to the September 2022 letter from shareholders representative organization European Investors-VEB, holding the company and its directors liable for an alleged failure to make timely disclosures in relation to the Respironics recall, the company received letters from two other parties with similar allegations. As of December 31, 2023, no formal claims have been filed in this respect.

It is the company’s assessment that it is possible but not probable that these cases could lead to a certain outflow of economic resources. The company is not able to reliably estimate the financial impact, if any. An adverse outcome of these cases could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

Other claims

On October 12, 2021, SoClean, a company offering ozone-based cleaning products for sleep devices, filed a lawsuit against the company and certain of its affiliates alleging that the defendants’ statements about the potential adverse effect ozone cleaning may have on the Recalled Devices has significantly damaged its business. Philips believes that the claim is without merit and will vigorously defend itself. In November 2023, the Court ruled on one of the motions to dismiss filed by defendants and partially dismissed some of SoClean’s claims. On January 4, 2024, Philips and its affiliates filed their answer and counterclaims against SoClean and one of its affiliates.

In addition, some of Philips Respironics’ business partners such as distributors and durable medical equipment providers have filed or threatened to file claims alleging economic losses suffered as a consequence of the voluntary recall. Philips Respironics is engaging with certain of its business partners on the level of compensation they allege to be entitled to under Philips Respironics’ replacement program of the Recalled Devices.

It is the company’s assessment that it is possible but not probable that these cases could lead to a certain outflow of economic resources. The company is not able to reliably estimate the financial impact, if any. In the event of an adverse outcome, these matters could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

To date, other than for the economic loss class action settlement, no provisions have been recorded for the litigation and investigations associated with the Respironics field action.

Other

In the second half of 2023, Electro Medical Systems S.A., a manufacturer of among others medical devices for dental prophylaxis, filed a lawsuit against the company alleging that the company materially breached its duties under a cooperation agreement entered into between the parties in 2016, claiming damages in excess of EUR 300 million, alleging loss of profit and lost increase in brand value. Philips disagrees with the allegations and will vigorously defend itself.

Miscellaneous

For details on other contractual obligations, please refer to liquidity risk in Details of treasury and other financial risks.